UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934
Date of Report: December 12, 2006
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-9195 (Commission File Number)	95-3666267 (IRS Employer Identification No.)
10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices)                    (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement
     On December 12, 2006, KB Home entered into the second amendment (the “Revolver Amendment”) to the Revolving Loan Agreement dated as of November 22, 2005 among KB Home, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, as amended (the “Revolving Loan Agreement”). Also on December 12, 2006, KB Home entered into the second amendment (the “Term Loan Amendment”) to the Term Loan Agreement dated as of April 12, 2006, among KB Home, the lenders party thereto, and Citicorp North America, Inc., as Administrative Agent, as amended (the “Term Loan Agreement”). The Revolver Amendment and the Term Loan Amendment each further extend the time period for delivering KB Home’s financial statements for the fiscal quarter ended August 31, 2006 as required by Section 7.1(a) of each of the Revolving Loan Agreement and the Term Loan Agreement.
     Certain of the lenders under the Term Loan Agreement are also lenders under the Revolving Loan Agreement. U.S. Bank National Association, a lender under each of the Term Loan Agreement and the Revolving Loan Agreement, is the successor trustee to SunTrust Bank with respect to KB Home’s outstanding Senior Subordinated Notes and Senior Notes.
     The above description is a summary and is qualified in its entirety by the terms of the Revolver Amendment, which is filed as Exhibit 10.33 to this report, and the Term Loan Amendment, which is filed as Exhibit 10.34 to this report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
10.33	Second Amendment Agreement to the Revolving Loan Agreement dated as of November 22, 2005 among KB Home, the lenders party thereto, and Bank of America, N.A., as Administrative Agent.

10.34	Second Amendment Agreement to the Term Loan Agreement dated as of April 12, 2006, among KB Home, the lenders party thereto, and Citicorp North America, Inc., as Administrative Agent.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: December 15, 2006

KB Home
By:	/s/ DOMENICO CECERE
Domenico Cecere
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.33	Second Amendment Agreement to the Revolving Loan Agreement dated as of November 22, 2005 among KB Home, the lenders party thereto, and Bank of America, N.A., as Administrative Agent.

10.34	Second Amendment Agreement to the Term Loan Agreement dated as of April 12, 2006, among KB Home, the lenders party thereto, and Citicorp North America, Inc., as Administrative Agent.